THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2 (VCA 2)
Supplement to Prospectus Dated May 1, 2024
Supplement dated September 20, 2024
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call
1-855-756-4738.
We are issuing this supplement to update, effective immediately, the expense and related information associated with the
Fidelity VIP Index 500 Portfolio – Initial Class.
PROSPECTUS CHANGES

1.	Under “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACTS”
(a) In the “
Ongoing Fees and Expenses (annual charges)
” section of the “FEES AND EXPENSES” table, we are replacing the Annual Fee chart with the following:

VCA 2
Annual Fee	Minimum	Maximum
Base Contract*, **	0.375%	0.375%
Investment options (Portfolio fees and expenses)***	0.09%	0.09%
* As a percentage of average account value.
** “Base Contract” consists of the mortality and expense risk fee and the annual account fee of up to $30 (which rounds to less than 0.01%). In certain instances we do not charge the annual account fee or the mortality and expense risk fee.

*** “Investment options” denotes expenses that are deducted from Fidelity Fund assets, including investment management fees and other expenses.
(b) In the “
Ongoing Fees and Expenses (annual charges)
” section of the “FEES AND EXPENSES” table, we are replacing the Lowest Annual Cost and Highest Annual Cost chart with the following:

Lowest Annual Cost $467	Highest Annual Cost $467
Assumes:	Assumes:
• Investment of $100,000	• Investment of $100,000
• 5% annual appreciation	• 5% annual appreciation
• Least expensive combination of Contract Classes and Fidelity Fund fees and expenses	• Most expensive combination of Contract Classes and Fidelity Fund fees and expenses
• No sales charges	• No sales charges
• No additional Contributions, transfers or withdrawals	• No additional Contributions, transfers or withdrawals
2024-PROSUPP-5-VCA 2

2.	Under “FEE TABLE”
(a) We are replacing the table entitled “Annual Fidelity Fund Expenses” with the following:

Annual Fidelity Fund Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.09%	0.09%
(b) We are replacing the table under “Example” with the following:

If you surrender your investment in the Contract at the end of the applicable time period:	1 year $2,995	3 years $4,048	5 years $5,192	10 years $8,509
If you annuitize at the end of the applicable time period:	1 year $2,995	3 years $4,048	5 years $5,192	10 years $8,509
If you do not surrender your investment in the Contract:	1 year $2,995	3 years $4,048	5 years $5,192	10 years $8,509

3.	Under “APPENDIX A: PORTFOLIO AVAILABLE UNDER THE CONTRACT”
We are replacing the chart under “
Portfolio currently available for investment through the VCA 2 Contract
” with the following:

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Initial Class)	Average Annual Total Returns (as of 12/31/2023) (Initial Class)
			1 year	5 year	10 year
Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 ® Index.	Fidelity VIP Index 500 Portfolio • Adviser: Fidelity Management & Research Company LLC • Subadviser: Geode Capital Management, LLC	0.09%	26.19%	15.56%	11.92%
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2024-PROSUPP-5-VCA 2